(ICON)

Prudential
Small
Company
Value
Fund, Inc.

ANNUAL
REPORT

Sept. 30, 1999
(LOGO)

A Message from the Fund's President                        November 18, 1999
(PHOTO)

Dear Shareholder,
For most of the fiscal year ended September 30, 1999, Prudential Small Company Value Fund struggled against a hostile market. It was the worst value environment for small-cap stocks in 20 years. (See chart on page 2.) In April 1999, we had a hint of what a favorable investment environment would do for the Fund's strict value style, but its very strong 10% one-month gain barely offset the difficult conditions through the rest of its reporting period. Coming out of the small-cap bear market in 1998, investors remained uncertain about the economic future--a sentiment not good for either small-company or value stocks: Prudential Small Company Value Fund Class A shares gained only 1.48% over our reporting period.

New benchmark
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper, Inc. in September 1999. Funds now are classified by their actual holdings instead of by their objectives; small-cap funds are in either a value, growth, or core peer group. Prudential Small Company
Value Fund trailed its Lipper benchmark primarily because it was "more value" than the average value fund: its price-to-earnings ratio (P/E)--a measure of how much an investor pays for each dollar of company earnings--was well below the average for Morningstar's small-cap value group1. The Fund was particularly hurt by its underrepresentation of technology stocks, which averaged more than twice the return of any other sector in the Russell
2000 Index of small-company stocks.

Where strict value is now
Many of the Fund's largest gains came from the 14 acquisitions of its companies in this reporting period. But we expect the real payoff for sticking to a value discipline to come, as it did in April 1999, when a substantial number of investors recognize that there is no reason to pay high multiples of earnings for growth stocks when there are well-run and profitable companies selling at bargain prices. Investment styles tend to alternate in periods of superior performance, so Prudential generally recommends holding both value and growth portfolios. Prudential Small Company Value Fund's style consistency through a hostile market is an important virtue that allows its shareholders to benefit fully from their asset allocation plans.

The following Fund Manager's report discusses in greater detail how today's unusual investment environment affected the Fund's performance.

Sincerely,

John R. Strangfeld
President
Prudential Small Company Value Fund, Inc.

1Prudential Investments' calculations for the holdings reported by Morningstar for September 30, 1999. Although the most recent and objective available data, reporting lags mean that these listings do not necessarily represent most funds' holdings on that date. Prudential priced all the reported holdings at 9/30/99.

Performance Review

(PHOTO)
Jay S. Kaplan
Fund Manager

Investment Goals and Style
The Prudential Small Company Value Fund invests primarily in stocks of small companies (those with a total market value of $1.5 billion or less) mostly located in the United States. The gap between the return on small companies and that on large companies can be substantial in either direction in any year. That is why investors are often advised to own both for diversification.

We follow a traditional value investment style: we look for good businesses with sound management that are selling for substantially less than a fair price. Historically, stocks of small companies have fluctuated a great deal, so we try to buy when they are bargains and sell when they are expensive. We are aiming at good risk-adjusted returns consistently, year after year. There can be no assurance that the Fund will achieve its investment objective.

Still tacking against the wind
The value investing style is inherently contrarian--we can buy stocks inexpensively because most other investors have undervalued them. Our assumption is that eventually more investors will recognize the qualities we have seen. Sometimes this requires patience, but when it begins, the upward movement is often swift (as in the 10% climb in April 1999). Over the 12 months ended September 30, 1999, investors by and large continued to prefer large-company stocks, growth stocks, and technology stocks. About a fifth of the companies in the Russell 2000 Index had negative stock returns; about half of these declined 19% or more.

What supported the Russell 2000 Index return? Growth stocks, which outperformed value stocks by 27 percentage points. More specifically, technology stocks averaged a 68% gain. The top seven stocks in the Russell 2000 Index--each gaining more than 900% in our reporting period--were all Internet-related companies. Why didn't we own them? Two reported losses, and four were selling for 200 or more times their earnings per share. Investors were buying concepts--not businesses.

In this environment, our strict value discipline was a liability. According to Morningstar's portfolio listings for September 30, 1999, we had 14 percentage points less invested in technology than the average small-cap value fund. Inexpensive technology stocks mostly had business problems that made them unattractive. One exception was semiconductor equipment companies, which were at a low point in the chip development cycle. We were hurt by our underrepresentation in that industry, but the stocks we did own, such as the parts distributor Pioneer-Standard Electronics, contributed significantly to our return.

What we do own
We have expanded our discussion of largest holdings. It lists strong companies, each selling for 11 or 12 times earnings (our portfolio's price/earnings average at period end was 11.3), compared with an average of about 17 for the Russell 2000 Index. Similarly, our holdings cost 1.4 times book value on September 30, 1999, compared with the Russell 2000 Index average of 2.2.

We had about two percentage points more in financial stocks than the average small-cap value fund. Although earnings have been good, uncertain stock markets and the threat of higher interest rates hurt the financial sector. Russell 2000 Index financials lost ground over our reporting period. In addition, one of our stocks--Capital Re--was a financial guarantee company that was weakened by unexpected losses at a company it had insured. Its stock dropped substantially, but after the end of our reporting period, two companies were bidding to acquire it.

When the stock market undervalues companies, private buyers often appear When the stock market doesn't recognize the value that we saw, private investors (such as company management or competitors) often will see the opportunity. Many of our Fund's largest gains came through the 14 acquisitions of our companies that took place in our reporting period, including Omniquip International's acquisition by Textron and Premark's sale to Illinois Tool Works. This vindicates our own estimate of their worth and helps support our return.

Portfolio Composition
Expressed as a percentage of net assetsas of 9/30/99

Consumer Growth           24.8%
Industrial                20.2
Finance                   18.5
Consumer Cyclicals        16.4
Energy                     7.0
Utility                    3.7
Technology                 2.0
Cash & Equivalents         7.4

Performance at a Glance

Cumulative Total Returns1                                       As of 9/30/99
                                One             Five          Ten            Since
                                Year            Years        Years        Inception2
Class A                         1.48%          67.87%          N/A        209.35%
Class B                         0.74           61.84         170.39%      625.03
Class C                         0.74           61.84           N/A         66.99
Class Z                         1.70            N/A            N/A         35.64
Lipper Small-Cap Value
Fund Avg3                      12.33           75.64         172.39         ***
Russell 2000 Value Index4       5.83           77.14         199.21         ****

Average Annual Total Returns1                                   As of 9/30/99
                                One             Five          Ten            Since
                                Year            Years        Years        Inception2
Class A                        -3.60%           9.78%          N/A         11.77%
Class B                        -4.26            9.97          10.46%       11.06
Class C                        -1.27            9.89           N/A         10.23
Class Z                         1.70             N/A           N/A          8.88

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Small-Cap Value Fund category. The Lipper average is unmanaged. Small-Cap Value funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 IndexR. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

R S&P is a registered trademark of the Standard & Poor's Corporation.

4 The Russell 2000 Value Index is an unmanaged weighted index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Investors cannot invest directly in an index.

****Lipper Since Inception returns are 210.76% for Class A, 675.39% for Class B, 81.87% for Class C, and 40.87% for Class Z, based on all funds in each share class.

****The Russell 2000 Value Index Since Inception returns are 243.90% for Class A, 1,179.27% for Class B, 82.15% for Class C, and 41.99% for Class Z.
-------------------------------------------------------------------------------
                                   1

Review Cont'd.

Looking Ahead
Value investing often requires patience. We can quantify ourvaluation of a company and the gap between what we think it is worth and the market price, but we can't tell when these misvaluations will be corrected. We buy stocks in a traditional way: we try to buy businesses at a good price. The stock markets may be slow to recognize their value, but we are nonetheless paying a substantially below-average price for each dollar of a company's earnings and attracting private buyers. We think the share prices of our companies should perform better than the overall market when investors focus on the acceleration of global growth, as they did for a while in the second quarter of 1999.

We have been in unusual times
         (GRAPH)

The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price/earnings ratios.

The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this Index generally have low price-to-book and price/earnings ratios.

The performance cited does not represent the performance of the Prudential Small Company Value Fund. The total return values include reinvestment of all dividends. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Source: Prudential Investments and Frank Russell Company.


Five Largest Holdings     Expressed as a percentage of net assets as of 9/30/99

Security/Industry       % of Net Assets  Comments
Financial Security
Assurance                      2.9%      Insures the payments on municipal bonds
Holdings, Ltd.                           and asset-backed securities. A well-
Insurance                                managed company in a stable business,
                                         FSA's net income grew 16% in 1998. Book
                                         value (a good valuation measure for
                                         insurance companies) rose every year
                                         since 1994, aggregating 72% growth.
                                         P/E: 12X estimated earnings.

Suiza Foods Corp.              2.1%      Nationwide producer of milk and dairy
Foods                                    products. Growing rapidly--about 30
                                         acquisitions since 1993. Its strong
                                         management now can focus on advancing
                                         its brand names and improving
                                         productivity. 85% sales growth in 1998.
                                         P/E: 11X estimated earnings.

Astoria Financial Corp.        2.0%      Stock hurt by interest-rate concerns
Savings & Loan                           and the acquisition of Long Island
                                         Savings Bank in September 1998. Now has
                                         No. 2 share of Long Island market.
                                         Expected to be a valuable franchise.
                                         Has been repurchasing stock. P/E: 9X
                                         estimated earnings.

Universal Health               1.7%      The No. 3 for-profit hospital operator
Services, Inc.                           in the United States. The sector is
Hospital Management                      priced as it was in the '94 government-
                                         control scare: UHS is at 9X estimated
                                         earnings. It is a focused company with
                                         18% earnings growth in 1998. Potential
                                         for large gains.

Supervalu, Inc.                1.7%      Food retailer and distributor. We took
Food Distribution                        shares in Supervalu for our Richfood
                                         Holdings stock upon its acquisition
                                         last August. The purchase is expected
                                         to accelerate Supervalu's earnings
                                         growth, now averaging 24% a year over
                                         5 years. Recent contract to provide
                                         food distribution for Kmart stores
                                         estimated to add $2.3 billion in sales.
                                         P/E: 12X estimated earnings.
-------------------------------------------------------------------------------
                                   2

                                      PRUDENTIAL SMALL COMPANY
Portfolio of Investments as
of September 30, 1999                 VALUE FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--92.6%
COMMON STOCKS--92.3%
Aerospace/Defense--0.7%
 443,600     Doncasters PLC (ADR)
                (United Kingdom)(a)                $  5,323,200
------------------------------------------------------------
Apparel--3.6%
 294,500     Cole National Corp., Class A(a)          2,263,969
 278,700     Kellwood Co.                             6,131,400
 390,500     Nautica Enterprises, Inc.(a)             6,296,813
1,050,700    Phillips-Van Heusen Corp.                9,324,962
 423,600     Reebok International, Ltd.(a)            4,527,225
                                                   ------------
                                                     28,544,369
------------------------------------------------------------
Automotive--2.7%
  98,800     Borg-Warner Automotive, Inc.             4,248,400
 199,200     Dura Automotive Systems, Inc.(a)         4,793,250
 116,600     Midas, Inc.                              2,404,875
 234,000     Simpson Industries, Inc.                 2,588,625
 203,800     Strattec Security Corp.(a)               7,133,000
                                                   ------------
                                                     21,168,150
------------------------------------------------------------
Banks--0.8%
 306,200     Commercial Federal Corp.                 6,009,175
------------------------------------------------------------
Building & Construction--3.3%
 361,300     Crossmann Communities, Inc.(a)           5,893,706
 161,300     Giant Cement Holding Inc.(a)             3,699,819
 235,400     Nortek Inc.(a)                           8,033,025
 158,400     NVR, Inc.(a)                             7,999,200
                                                   ------------
                                                     25,625,750
------------------------------------------------------------
Building & Products--0.8%
 661,700     Cameron Ashley Building
                Products, Inc.(a)                     5,955,300
Business Services--0.5%
 422,900     World Fuel Services Corp.             $  4,123,275
------------------------------------------------------------
Chemicals--2.1%
 949,200     Agrium, Inc. (Canada)                    9,432,675
 441,500     Arch Chemicals Inc.                      7,146,781
                                                   ------------
                                                     16,579,456
------------------------------------------------------------
Containers & Packaging--1.1%
 261,100     ACX Technologies, Inc.(a)                2,480,450
 390,500     Shorewood Packaging Corp.(a)             5,296,156
  36,200     U.S. Can Corp.(a)                          739,838
                                                   ------------
                                                      8,516,444
------------------------------------------------------------
Diversified Resources--0.2%
 112,000     Amcol International Corp.                1,652,000
------------------------------------------------------------
Electrical Utilities--2.3%
 552,500     El Paso Electric Co.(a)                  4,972,500
 185,904     Sierra Pacific Resources                 4,136,364
 234,800     TNP Enterprises, Inc.                    9,142,525
                                                   ------------
                                                     18,251,389
------------------------------------------------------------
Electrical Equipment--1.0%
 371,300     Belden, Inc.                             7,611,650
------------------------------------------------------------
Electronics--1.1%
 593,000     Pioneer-Standard Electronics, Inc.       8,561,437
------------------------------------------------------------
Financial Services--1.7%
 286,000     Federated Investors, Inc., Class B       4,933,500
 235,400     Heller Financial, Inc., Class A          5,296,500
 157,000     Waddell & Reed Financial, Inc.,
                Class B                               3,355,875
                                                   ------------
                                                     13,585,875

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                          PRUDENTIAL SMALL COMPANY
Portfolio of Investments as
of September 30, 1999                     VALUE FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
--------------------------------------------------------------
Food Distribution--2.2%
 411,600     Fleming Cos., Inc.                    $  4,038,825
 611,333     SUPERVALU, Inc.                         13,334,701
                                                   ------------
                                                     17,373,526
------------------------------------------------------------
Foods--3.1%
  25,700     Grand Union Co.(a)                         350,966
 446,000     International Home Foods Inc.(a)         7,805,000
 440,800     Suiza Foods Corp.(a)                    16,530,000
                                                   ------------
                                                     24,685,966
------------------------------------------------------------
Furniture--1.4%
 354,800     Furniture Brands International,
                Inc.(a)                               6,985,125
 206,400     Stanley Furniture Company, Inc.(a)       4,360,200
                                                   ------------
                                                     11,345,325
------------------------------------------------------------
Gas Distribution--1.4%
 234,000     Eastern Enterprises, Inc.               10,866,375
------------------------------------------------------------
Health Services--2.9%
 852,300     Beverly Enterprises, Inc.(a)             3,622,275
 835,500     Foundation Health Systems, Inc.(a)       7,885,031
1,124,250    Sierra Health Services, Inc.(a)         11,383,031
                                                   ------------
                                                     22,890,337
------------------------------------------------------------
Hospital Management--3.7%
 624,600     Health Management Assoc., Inc.,
                Class A(a)                            4,606,425
 837,200     Quorum Health Group, Inc.(a)             5,886,563
 453,800     Triad Hospitals, Inc.(a)                 4,594,725
 528,700     Universal Health Services, Inc.
                Class B(a)                           13,680,112
                                                   ------------
                                                     28,767,825
------------------------------------------------------------
Hotel/Motel--1.3%
1,174,700    Lodgian, Inc.(a)                         4,405,125
 726,500     Prime Hospitality Corp.(a)               5,812,000
                                                   ------------
                                                     10,217,125
Insurance--12.1%
 559,827     Amerus Life Holdings, Inc.            $ 11,861,335
 578,700     Capital Re Corp.                         5,787,000
 626,600     CNA Surety Corp.                         8,224,125
 551,400     Enhance Financial Services Group,
                Inc.                                  9,752,887
 261,800     Everest Reinsurance Holdings, Inc.       6,234,113
 440,600     Financial Security Assurance
                Holdings, Ltd.                       22,773,512
 538,600     Harleysville Group, Inc.                 7,574,062
 207,800     Horace Mann Educators Corp.              5,363,838
 229,600     Liberty Financial Co., Inc.              5,036,850
 605,100     MMI Cos., Inc.                           6,618,281
 216,352     Reinsurance Group of America, Inc.       5,557,542
                                                   ------------
                                                     94,783,545
------------------------------------------------------------
Machinery--1.6%
 180,300     Applied Power Inc., Class A              5,476,613
 829,800     CTB International Corp.(a)               5,653,012
 104,200     Denison International PLC (ADR)
                (United Kingdom)(a)                   1,224,350
                                                   ------------
                                                     12,353,975
------------------------------------------------------------
Media--3.0%
 236,700     A. H. Belo Corp., Class A                4,526,888
 749,290     Granite Broadcasting Corp.(a)            8,335,851
 205,300     Young Broadcasting, Inc., Class
                A(a)                                 10,752,587
                                                   ------------
                                                     23,615,326
------------------------------------------------------------
Medical Products & Services--0.8%
 271,000     Varian Medical Systems, Inc.             5,928,125
------------------------------------------------------------
Metals Processing--1.2%
 259,950     Chase Industries, Inc.(a)                2,225,822
 380,400     Hawk Corporation, Class A(a)             1,997,100
 340,500     Wolverine Tube, Inc.(a)                  5,277,750
                                                   ------------
                                                      9,500,672

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                            PRUDENTIAL SMALL COMPANY
Portfolio of Investments as
of September 30, 1999                       VALUE FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
--------------------------------------------------------------
Miscellaneous Industrial--9.1%
1,025,200    Aztar Corp.(a)                        $ 10,508,300
  20,148     Blout International, Inc.                  271,998
 245,850     Clarcor, Inc.                            4,133,353
 790,900     Coinmach Laundry Corp.(a)                7,711,275
 515,200     DT Industries, Inc.(a)                   3,316,600
 274,000     Graco, Inc.                              9,013,594
 486,500     Griffon Corp.(a)                         3,892,000
 182,200     Lincoln Electric Holdings, Inc.          3,803,425
 180,300     Pentair, Inc.                            7,234,537
 346,900     Regal Beloit Corp.                       7,198,175
 341,035     Robbins & Myers, Inc.                    5,286,043
 381,900     United Dominion Industries,
                Ltd. (Canada)                         9,070,125
 100,400     Vari-Lite International, Inc.(a)           100,400
                                                   ------------
                                                     71,539,825
------------------------------------------------------------
Office Equipment & Supplies--0.5%
 402,000     Ennis Business Forms, Inc.               3,567,750
------------------------------------------------------------
Oil & Gas Exploration/Production--7.0%
 844,000     Bellwether Exploration Co.(a)            5,275,000
 202,700     Cabot Oil & Gas Corp., Class A           3,496,575
1,107,300    Comstock Resources, Inc.(a)              4,567,613
 155,600     Devon Energy Corp.                       6,447,675
 382,700     Louis Dreyfus Natural Gas Corp.(a)       8,204,131
1,049,085    Santa Fe Snyder Corp.(a)                 9,441,765
 362,200     St. Mary Land & Exploration Co.          9,462,475
 570,700     Vintage Petroleum, Inc.(a)               7,704,450
                                                   ------------
                                                     54,599,684
------------------------------------------------------------
Paper & Packaging--0.9%
 544,300     Schweitzer-Mauduit International,
                Inc.                                  7,041,881
------------------------------------------------------------
Printing & Publishing--2.2%
 430,100     Big Flower Holdings, Inc.(a)            12,177,206
 107,600     Pulitzer Inc.                            4,889,075
                                                   ------------
                                                     17,066,281
Regional Banks--1.6%
 225,600     Community First Bankshares, Inc.      $  3,807,000
 522,200     Peoples Heritage Financial Group         8,681,575
                                                   ------------
                                                     12,488,575
------------------------------------------------------------
Restaurants--2.8%
 426,400     Buffets, Inc.(a)                         4,956,900
 376,000     CKE Restaurants, Inc.                    2,726,000
 754,100     Ryan's Family Steak Houses, Inc.(a)      6,786,900
 480,600     VICORP Restaurants, Inc.(a)              7,929,900
                                                   ------------
                                                     22,399,700
------------------------------------------------------------
Retail--4.4%
 659,800     Bon-Ton Stores, Inc.(a)                  2,618,581
 497,100     Dress Barn, Inc.(a)                      9,118,678
  98,300     Payless ShoeSource, Inc.(a)              4,964,150
 724,800     Pier 1 Imports, Inc.                     4,892,400
 892,500     Stage Stores, Inc.(a)                    5,522,344
1,047,900    Stein Mart, Inc.(a)                      7,466,288
                                                   ------------
                                                     34,582,441
------------------------------------------------------------
Savings & Loan--2.3%
 507,600     Astoria Financial Corp.                 15,608,700
 305,600     Sovereign Bancorp, Inc.                  2,779,050
                                                   ------------
                                                     18,387,750
------------------------------------------------------------
Security/Investigation Services--0.4%
 209,100     Burns International Services
                Corp.(a)                              3,371,738
------------------------------------------------------------
Specialty Chemicals--3.1%
 195,100     Cambrex Corp.                            5,157,956
 278,200     CK Witco Corp.                           4,051,288
 771,300     Ethyl Corp.                              2,988,788
 464,400     Lilly Industries, Inc., Class A          6,327,450
 527,500     M.A. Hanna Co.                           6,000,312
                                                   ------------
                                                     24,525,794

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Portfolio of Investments as of September 30, 1999
------------------------------------------------------------

Shares        Description                    Value (Note 1)
---------------------------------------------------------------
Steel - Producers--0.1%
  58,500     Northwest Pipe Co.(a)                 $    914,063
------------------------------------------------------------
Technology--0.2%
 230,500     X-Rite, Inc.                             1,498,250
------------------------------------------------------------
Textiles--0.6%
 685,100     Dan River Inc., Class A(a)               4,453,150
  51,300     Guilford Mills, Inc.                       442,462
                                                   ------------
                                                      4,895,612
------------------------------------------------------------
Waste Management--0.5%
 394,600     Republic Services, Inc., Class A(a)      4,291,275
                                                   ------------
             Total common stocks
                (cost $797,686,684)                 725,006,211
------------------------------------------------------------
CONVERTIBLE BOND--0.3%
Principal
Amount
(000)
$  2,679     Robbins & Myers, Inc.,
                Convertible to 36.7 shares per
                1,000 par until 9/1/03,
                6.50%, 9/1/03
                (Misc. Industrial)
                (cost $2,679,000)                     2,250,360
                                                   ------------
             Total long-term investments
                (cost $800,365,684)                 727,256,571
SHORT-TERM INVESTMENT--8.1%
------------------------------------------------------------
  63,721     Joint Repurchase Agreement Account,
                5.22%, 10/1/99
                (cost $63,721,000; Note 5)           63,721,000
------------------------------------------------------------
Total Investments--100.7%
             (cost $864,086,684; Note 4)            790,977,571
             Liabilities in excess of
                other assets--(0.7%)                 (5,622,581)
                                                   ------------
             Net Assets--100%                      $785,354,990
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                                PRUDENTIAL SMALL COMPANY
Statement of Assets and Liabilities             VALUE FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                       September 30, 1999
                                                                                                             ------------------
Investments, at value (cost $864,086,684)..............................................................        $  790,977,571
Cash...................................................................................................               358,553
Receivable for investments sold........................................................................            12,006,796
Receivable for Fund shares sold........................................................................             3,572,455
Dividends and interest receivable......................................................................               538,525
Prepaid expenses.......................................................................................                16,512
                                                                                                             ------------------
   Total assets........................................................................................           807,470,412
                                                                                                             ------------------
Liabilities
Payable for Fund shares reacquired.....................................................................            19,218,966
Payable for investments purchased......................................................................             1,607,337
Management fee payable.................................................................................               489,012
Distribution fee payable...............................................................................               386,804
Accrued expenses.......................................................................................               413,303
                                                                                                             ------------------
   Total liabilities...................................................................................            22,115,422
                                                                                                             ------------------
Net Assets.............................................................................................        $  785,354,990
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $      657,101
   Paid-in capital in excess of par....................................................................           867,907,066
                                                                                                             ------------------
                                                                                                                  868,564,167
   Accumulated net realized loss on investments........................................................           (10,100,064)
   Net unrealized depreciation on investments..........................................................           (73,109,113)
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................        $  785,354,990
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($319,779,225 / 25,493,677 shares of common stock issued and outstanding)........................                $12.54
   Maximum sales charge (5% of offering price).........................................................                   .66
                                                                                                             ------------------
   Maximum offering price to public....................................................................                $13.20
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($335,013,021 / 29,688,163 shares of common stock issued and outstanding)........................                $11.28
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value and redemption price per share
      ($25,207,272 / 2,233,796 shares of common stock issued and outstanding)..........................                $11.28
   Sales charge (1% of offering price).................................................................                   .11
                                                                                                             ------------------
   Offering price to public............................................................................                $11.39
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($105,355,472 / 8,294,458 shares of common stock issued and outstanding).........................                $12.70
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income (Loss)                   September 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $51,333).....................      $  8,490,990
   Interest.................................         3,022,931
                                               ------------------
      Total income..........................        11,513,921
                                               ------------------
Expenses
   Management fee...........................         6,749,959
   Distribution fee--Class A................           901,768
   Distribution fee--Class B................         4,447,467
   Distribution fee--Class C................           278,132
   Transfer agent's fees and expenses.......         2,554,000
   Reports to shareholders..................           275,000
   Custodian's fees and expenses............           130,000
   Registration fees........................            85,000
   Directors' fees and expenses.............            27,000
   Audit fees and expenses..................            25,000
   Legal fees and expenses..................            22,000
   Miscellaneous............................             3,034
                                               ------------------
      Total expenses........................        15,498,360
                                               ------------------
Net investment loss.........................        (3,984,439)
                                               ------------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................         6,018,074
Net change in unrealized appreciation on
   investments..............................        13,126,457
                                               ------------------
Net gain on investments.....................        19,144,531
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 15,160,092
                                               ------------------
                                               ------------------

PRUDENTIAL SMALL COMPANY
VALUE FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
in Net Assets                          1999                1998
Operations
   Net investment loss........    $   (3,984,439)     $   (4,946,053)
   Net realized gain on
      investment
      transactions............         6,018,074         150,641,304
   Net change in unrealized
      appreciation
      (depreciation) on
      investments.............        13,126,457        (392,297,749)
                                ------------------    --------------
   Net increase (decrease) in
      net assets resulting
      from operations.........        15,160,092        (246,602,498)
                                ------------------    --------------
Distributions from net
   realized gains on
   investments transactions
   (Note 1)
   Class A....................       (41,109,661)        (40,869,566)
   Class B....................       (62,450,536)        (70,405,034)
   Class C....................        (3,389,932)         (2,549,512)
   Class Z....................       (14,727,094)        (14,791,748)
                                ------------------    --------------
                                    (121,677,223)       (128,615,860)
                                ------------------    --------------
Fund share transactions (Note
   6) (net of share
   conversions)
   Net proceeds from shares
      sold....................       556,701,257         864,798,421
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      distributions...........       117,928,503         124,093,166
   Cost of shares
      reacquired..............      (814,921,695)       (813,331,700)
                                ------------------    --------------
   Net increase (decrease) in
      net assets from Fund
      share transactions......      (140,291,935)        175,559,887
                                ------------------    --------------
Total decrease................      (246,809,066)       (199,658,471)
Net Assets
Beginning of year.............     1,032,164,056       1,231,822,527
                                ------------------    --------------
End of year...................    $  785,354,990      $1,032,164,056
                                ------------------    --------------
                                ------------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                         PRUDENTIAL SMALL COMPANY
Notes to Financial Statements            VALUE FUND, INC.
--------------------------------------------------------------------------------
Prudential Small Company Value Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is capital growth. The Fund invests in common stocks of small, less well-known companies that the investment adviser believes are undervalued. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded or, if there was no sale, at the mean between the last bid and asked prices or at the bid price in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker and listed securities for which the primary market is believed to be over-the-counter are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $3,984,439, decrease accumulated net realized gain on investments by $31,313,409 and increase paid-in capital by $27,328,970 due to the Fund experiencing net operating losses and redemptions utilized as distributions for federal income tax purposes during the fiscal year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates
--------------------------------------------------------------------------------
                                       9

                                         PRUDENTIAL SMALL COMPANY
Notes to Financial Statements            VALUE FUND, INC.
--------------------------------------------------------------------------------
PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Fund that it received approximately $343,400 and $46,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 1999, it received approximately $1,370,500 and $21,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Fund incurred fees of approximately $2,324,100 for the services of PMFS. As of September 30, 1999, approximately $180,400 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended September 30, 1999, PSI earned approximately $5,118 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund, other than short-term investments, for the fiscal year ended September 30, 1999 were $352,194,619 and $615,421,254, respectively.

The cost basis of investments for federal income tax purposes as of September 30, 1999 was $864,583,302 and, accordingly, net unrealized depreciation of investments for federal income tax purposes was $73,605,731 (gross unrealized appreciation--$83,412,212; gross unrealized depreciation--$157,017,943).

The Fund will elect, for United States federal income tax purposes, to treat net short-term capital losses of $9,603,446 incurred in the eleven months ended September 30, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of September 30, 1999, the Fund had a 9.7% undivided interest in the joint account. The undivided interest of the Fund represented $63,721,000 in principal amount. As of such date, each repurchase agreement in the joint account and value of the collateral therefor was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,726, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.
--------------------------------------------------------------------------------
                                       10

                                         PRUDENTIAL SMALL COMPANY
Notes to Financial Statements            VALUE FUND, INC.
--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock authorized at $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares.

Transactions in shares of common stock for the years ended September 30, 1999 and September 30, 1998 were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1999:
Shares sold........................   21,652,787   $ 283,748,336
Shares issued in reinvestment of
  distributions....................    2,977,458      39,600,186
Shares reacquired..................  (28,149,832)   (366,651,014)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (3,519,587)    (43,302,492)
Shares issued upon conversion from
  Class B..........................    2,514,601      32,509,648
                                     -----------   -------------
Net decrease in shares
  outstanding......................   (1,004,986)  $ (10,792,844)
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................   16,276,703   $ 281,232,761
Shares issued in reinvestment of
  distributions....................    2,427,115      39,246,447
Shares reacquired..................  (15,693,393)   (272,105,329)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    3,010,425      48,373,879
Shares issued upon conversion from
  Class B..........................    1,693,186      28,221,380
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,703,611   $  76,595,259
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended September 30, 1999:
Shares sold........................   12,427,779   $ 148,785,336
Shares issued in reinvestment of
  distributions....................    5,000,512      60,256,172
Shares reacquired..................  (25,651,226)   (300,425,348)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion................   (8,222,935)    (91,383,840)
Shares reacquired upon conversion
  into Class A.....................   (2,785,771)    (32,509,648)
                                     -----------   -------------
Net decrease in shares
  outstanding......................  (11,008,706)  $(123,893,488)
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................   20,431,318   $ 330,294,528
Shares issued in reinvestment of
  distributions....................    4,531,677      67,567,307
Shares reacquired..................  (19,026,353)   (301,792,212)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    5,936,642      96,069,623
Shares reacquired upon conversion
  into Class A.....................   (1,842,451)    (28,221,380)
                                     -----------   -------------
Net increase in shares
  outstanding......................    4,094,191   $  67,848,243
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended September 30, 1999:
Shares sold........................    1,537,225   $  18,451,563
Shares issued in reinvestment of
  distributions....................      278,300       3,353,512
Shares reacquired..................   (1,703,303)    (19,969,646)
                                     -----------   -------------
Net increase in shares
  outstanding......................      112,222   $   1,835,429
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................    1,868,621   $  30,323,339
Shares issued in reinvestment of
  distributions....................      167,005       2,490,049
Shares reacquired..................   (1,164,216)    (18,657,047)
                                     -----------   -------------
Net increase in shares
  outstanding......................      871,410   $  14,156,341
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Year ended September 30, 1999:
Shares sold........................    7,908,673   $ 105,716,022
Shares issued in reinvestment of
  distributions....................    1,095,136      14,718,633
Shares reacquired..................   (9,747,471)   (127,875,687)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (743,662)  $  (7,441,032)
                                     -----------   -------------
                                     -----------   -------------
Year ended September 30, 1998:
Shares sold........................   12,690,019   $ 222,947,793
Shares issued in reinvestment of
  distributions....................      908,438      14,789,363
Shares reacquired..................  (12,501,837)   (220,777,112)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,096,620   $  16,960,044
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       11

                                    PRUDENTIAL SMALL COMPANY
Financial Highlights                VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class A
                                                                ------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year...........................   $  13.79     $  18.95     $  15.30     $  14.18     $  12.40
                                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss).................................       (.01)          --          .02          .04          .05
Net realized and unrealized gain (loss) on investment
   transactions..............................................        .29        (3.31)        6.06         1.75         2.57
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................        .28        (3.31)        6.08         1.79         2.62
                                                                --------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains........................      (1.53)       (1.85)       (2.43)        (.67)        (.84)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $  12.54     $  13.79     $  18.95     $  15.30     $  14.18
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(b):.............................................       1.48%      (18.90)%      45.92%       13.38%       23.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $319,779     $365,431     $412,980     $237,306     $242,231
Average net assets (000).....................................   $360,707     $443,189     $287,894     $223,091     $174,449
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.27%        1.17%        1.21%        1.24%        1.33%
   Expenses, excluding distribution fees.....................       1.02%         .92%         .96%         .99%        1.08%
   Net investment income (loss)..............................       (.09)%         --          .15%         .33%         .30%
For Class A, B, C and Z shares:
   Portfolio turnover........................................         39%          36%          58%          53%          64%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                         PRUDENTIAL SMALL COMPANY
Financial Highlights                     VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class B
                                                                ------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year...........................   $  12.63     $  17.64     $  14.49     $  13.56     $  11.99
                                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment loss..........................................       (.10)        (.12)        (.09)        (.06)        (.06)
Net realized and unrealized gain (loss) on investment
   transactions..............................................        .28        (3.04)        5.67         1.66         2.47
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................        .18        (3.16)        5.58         1.60         2.41
                                                                --------     --------     --------     --------     --------
Less distributions
Distributions from net realized gains........................      (1.53)       (1.85)       (2.43)        (.67)        (.84)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $  11.28     $  12.63     $  17.64     $  14.49     $  13.56
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(b):.............................................        .74%      (19.52)%      44.91%       12.56%       22.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $335,013     $514,159     $645,579     $378,861     $361,873
Average net assets (000).....................................   $444,747     $678,462     $443,761     $355,636     $349,929
Ratios to average net assets:
   Expenses, including distribution fees.....................       2.02%        1.92%        1.96%        1.99%        2.08%
   Expenses, excluding distribution fees.....................       1.02%         .92%         .96%         .99%        1.08%
   Net investment loss.......................................       (.82)%       (.75)%       (.60)%       (.42)%       (.51)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                          PRUDENTIAL SMALL COMPANY
Financial Highlights                      VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                       Class C
                                                                -----------------------------------------------------
                                                                              Year Ended September 30,
                                                                -----------------------------------------------------
                                                                 1999        1998        1997        1996       1995
                                                                -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year...........................   $ 12.63     $ 17.64     $ 14.49     $13.56     $11.99
                                                                -------     -------     -------     ------     ------
Income from investment operations
Net investment loss..........................................      (.10)       (.12)       (.09)      (.06)      (.06)
Net realized and unrealized gain (loss) on investment
   transactions..............................................       .28       (3.04)       5.67       1.66       2.47
                                                                -------     -------     -------     ------     ------
   Total from investment operations..........................       .18       (3.16)       5.58       1.60       2.41
                                                                -------     -------     -------     ------     ------
Less distributions
Distributions from net realized gains........................     (1.53)      (1.85)      (2.43)      (.67)      (.84)
                                                                -------     -------     -------     ------     ------
Net asset value, end of year.................................   $ 11.28     $ 12.63     $ 17.64     $14.49     $13.56
                                                                -------     -------     -------     ------     ------
                                                                -------     -------     -------     ------     ------
TOTAL RETURN(b):.............................................      0.74%     (19.52)%     44.91%     12.56%     22.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $25,207     $26,804     $22,049     $4,323     $1,545
Average net assets (000).....................................   $27,813     $29,259     $ 8,762     $2,786     $  784
Ratios to average net assets:
   Expenses, including distribution fees.....................      2.02%       1.92%       1.96%      1.99%      2.08%
   Expenses, excluding distribution fees.....................      1.02%        .92%        .96%       .99%      1.08%
   Net investment loss.......................................      (.83)%      (.75)%      (.60)%     (.42)%     (.46)%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                         PRUDENTIAL SMALL COMPANY
Financial Highlights                     VALUE FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class Z
                                                                ----------------------------------------------------
                                                                                                         March 1,
                                                                                                          1996(d)
                                                                     Year Ended September 30,             Through
                                                                ----------------------------------     September 30,
                                                                  1999         1998         1997           1996
                                                                --------     --------     --------     -------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period.........................   $  13.92     $  19.04     $  15.32        $ 13.69
                                                                --------     --------     --------         ------
Income from investment operations
Net investment income........................................        .02          .04          .06            .05
Net realized and unrealized gain (loss) on investment
   transactions..............................................        .29        (3.31)        6.09           1.58
                                                                --------     --------     --------         ------
   Total from investment operations..........................        .31        (3.27)        6.15           1.63
                                                                --------     --------     --------         ------
Less distributions
Distributions from net realized gains........................      (1.53)       (1.85)       (2.43)            --
                                                                --------     --------     --------         ------
Net asset value, end of period...............................   $  12.70     $  13.92     $  19.04        $ 15.32
                                                                --------     --------     --------         ------
                                                                --------     --------     --------         ------
TOTAL RETURN(b):.............................................       1.70%      (18.58)%      46.38%         11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $105,355     $125,770     $151,215        $68,516
Average net assets (000).....................................   $131,013     $154,623     $ 97,310        $66,228
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.02%         .92%         .96%           .99%(c)
   Expenses, excluding distribution fees.....................       1.02%         .92%         .96%           .99%(c)
   Net investment income.....................................        .16%         .25%         .40%           .58%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                              PRUDENTIAL SMALL COMPANY
Report of Independent Accountants             VALUE FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Small Company Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Value Fund, Inc. (the 'Fund') at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

                                            PRUDENTIAL SMALL COMPANY
Federal Income Tax Information
(Unaudited)                                 VALUE FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1999) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended September 30, 1999, the Fund paid distributions of $0.18 per Class A, Class B, Class C and Class Z shares from net realized short-term capital gains, which are taxable as ordinary income, and $1.35 per Class A, Class B, Class C and Class Z shares from net realized long-term capital gains, which are taxable as such. The Fund utilized redemptions as distributions in the amount of $.02 and $.34 per Class A, Class B, Class C and Class Z shares of short-term capital gains and long-term capital gains, respectively. We wish to advise you that the corporate dividends received deduction for the Fund is zero. In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends and distributions received by you in calendar year 1999. The amounts that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 1999 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended September 30, 1999.
--------------------------------------------------------------------------------
                                       17

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
Prudential Small Company Value Fund, Inc. vs. the Russell 2000 Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception            11.77%
Five Years                  9.78%
One Year                   -3.60%

Without Sales Load
Since Inception            12.37%
Five Years                 10.92%
One Year                    1.48%

Class B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception            11.06%
Ten Years                  10.46%
Five Years                  9.97%
One Year                   -4.26%

Without Sales Load
Since Inception            11.06%
Ten Years                  10.46%
Five Years                 10.11%
One Year                    0.74%

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares). These graphs compare a $10,000 investment in the Prudential Small Company Value Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1990 for Class A, 1988 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and C shares; (b) the maximum applicable contingent deferred sales charges were deduced from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A

Class C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception            10.23%
Five Years                  9.89%
One Year                   -1.27%

Without Sales Load
Since Inception            10.44%
Five Years                 10.11%
One Year                    0.74%

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception             8.88%
One Year                    1.70%

shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is a weighted index representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class      NASDAQ        Cusip
  A        PGOAX       743968109
  B        CHNDX       743968208
  C        PSCCX       743968307
  Z        PSCZX       743968406

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF109E